UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 4, 2015

Date of Report (Date of earliest event reported)

Ruckus Wireless, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35734	54-2072041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 West Java Drive Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 265-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2015, Denis Maynard, Vice President of Global Sales of Ruckus Wireless, Inc. (the “Company”), and the Company agreed to terms for Mr. Maynard’s separation from the Company, effective on February 3, 2015.

As a participant under the Company’s Severance Benefit Plan, previously filed with the Securities and Exchange Commission, Mr. Maynard will receive certain benefits including a lump sum equal to six months of his annual base salary, less standard withholdings and deductions, together with reimbursement of payments to continue his current health insurance coverage and certain other specified benefits.

In addition, in consideration of Mr. Maynard providing continuing availability for transition assistance through February 3, 2015, the Company will pay Mr. Maynard an additional sum of $57,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUCKUS WIRELESS, INC.

Dated: January 8, 2015
	By:	/s/ Scott Maples
Scott Maples
Vice President, General Counsel and Corporate Secretary